                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
             (An Amendment to Form 8-K filed on September 30, 1997)

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

      Date of Report (Date of earliest event reported): December 1, 1997

                              ---------------------






                            VISION TWENTY-ONE, INC.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)


               FLORIDA                                      0-22977                                59-3384581
----------------------------------------       --------------------------------       -------------------------------------

           (State or other                                (Commission                          (IRS Employer
           jurisdiction of                               File Number)                        Identification No.)
           incorporation)




                            7209 BRYAN DAIRY ROAD
                               TAMPA, FLORIDA                                                         33777
------------------------------------------------------------------------------        -------------------------------------
(Address of principal executive offices)                                                            (Zip Code)






        Registrant's Telephone Number, Including Area Code: 813-545-4300

           This Form 8-K/A is filed to provide financial statements of businesses acquired and pro forma financial information related to same previously omitted from the Company's Form 8-K filed on September 30, 1997, and to file the Company's press release related to the completion of its secondary public offering of common stock.

ITEM 5.    OTHER MATTERS.

           On November 20, 1997, the Company issued a press release announcing the completion of its secondary public offering of common stock, a copy of which is filed herewith as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

                      (a)       Financial Statements of Businesses Acquired.

                      The financial statements of businesses acquired by the Company which were omitted from the Form 8-K filed on September 30, 1997, are filed with this Amendment as follows:



              FINANCIAL STATEMENTS OF MANAGED HEALTH SERVICE, INC.
         Report of Independent Certified Public Accounts......................................
         Balance Sheets as of December 31, 1996 and August 31, 1997 (Unaudited)...............
         Statements of Operations for the Year Ended December 31, 1996 and the
           Eight-Month Periods Ended August 31, 1996 and 1997 (Unaudited).....................
         Statements of Stockholders' Equity (Deficit) for the Year Ended
           December 31, 1996 and the Eight-Month Period Ended August 31, 1997 (Unaudited).....
         Statements of Cash Flows for the Year Ended December 31, 1996 and the
           Eight-Month Periods Ended August 31, 1996 and 1997 (Unaudited).....................
         Notes to Financial Statements........................................................


               Report of Independent Certified Public Accountants

Board of Directors
Managed Health Service, Inc.

We have audited the accompanying balance sheet of Managed Health Service, Inc. as of December 31, 1996, and the related statements of operations, stockholders' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Managed Health Service, Inc. at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


Tampa, Florida
November 21, 1997

                          Managed Health Service, Inc.

                                 Balance Sheets


                                                                   DECEMBER 31     AUGUST 31
                                                                       1996          1997
                                                                   -------------------------
                                                                                  (Unaudited)
ASSETS
Current assets:
 Cash                                                              $        -     $  441,764
                                                                   -------------------------
Total current assets                                                        -        441,764

Property and equipment, net                                            10,873         12,097
Other assets                                                            5,447          4,925
                                                                   -------------------------
Total assets                                                       $   16,320     $  458,786
                                                                   =========================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
 Bank overdraft                                                    $   11,120     $        -
 Medical claims payable                                               263,661        454,538
 Due to related parties                                                 8,712          2,554
                                                                   -------------------------
Total current liabilities                                             283,493        457,092

Stockholders' equity (deficit):
 Common stock, $1.00 par value: 7,500 shares authorized,
  100 shares issued and outstanding                                       100            100
 Retained earnings (accumulated deficit)                             (267,273)         1,594
                                                                   -------------------------
Total stockholders' equity (deficit)                                 (267,173)         1,694
                                                                   -------------------------
Total liabilities and stockholders' equity (deficit)               $   16,320     $  458,786
                                                                   =========================




See accompanying notes.

                          Managed Health Service, Inc.

                            Statements of Operations

                                                                  YEAR ENDED      EIGHT-MONTH PERIOD ENDED
                                                                 DECEMBER 31             AUGUST 31
                                                                     1996            1996        1997
                                                              ----------------------------------------------
                                                                                        (Unaudited)
Revenues:
 Managed care revenues                                          $1,688,070           $1,082,327   $1,978,988
 Other income                                                        6,661                3,965        3,634
                                                              ----------------------------------------------
Total revenues                                                   1,694,731            1,086,292    1,982,622

Expenses:
 Medical claims                                                  1,178,866              721,778    1,462,132
 Management fees to a related party                                509,665              161,899      237,529
 General and administrative                                         25,940                7,209       12,422
 Depreciation and amortization                                       6,826                3,688        1,672
                                                              ----------------------------------------------
Total expenses                                                   1,721,297              894,574    1,713,755
                                                              ----------------------------------------------

Net income (loss)                                               $  (26,566)          $  191,718    $ 268,867
                                                              ==============================================





See accompanying notes.

                          Managed Health Service, Inc.

                  Statements of Stockholders' Equity (Deficit)



                                                                                    RETAINED           TOTAL
                                                     COMMON STOCK                  EARNINGS       STOCKHOLDERS'
                                            -----------------------------         (ACCUMULATED)       EQUITY
                                                 NUMBER         AMOUNT              DEFICIT)         (DEFICIT)
                                            ------------------------------------------------------------------------
Balance, January 1, 1996                           100            $100             $(240,707)      $(240,607)
   Net loss                                                                          (26,566)        (26,566)
                                            ------------------------------------------------------------------------
Balance, December 31, 1996                         100             100              (267,273)       (267,173)
   Net income (Unaudited)                                                            268,867         268,867
                                            ------------------------------------------------------------------------
Balance, August 31, 1997
   (Unaudited)                                     100            $100             $   1,594       $   1,694
                                            ========================================================================




See accompanying notes.

                          Managed Health Service, Inc.

                            Statements of Cash Flows



                                                                  YEAR ENDED       EIGHT-MONTH PERIOD ENDED
                                                                 DECEMBER 31              AUGUST 31
                                                                     1996           1996            1997
                                                              ---------------------------------------------
                                                                                        (Unaudited)
OPERATING ACTIVITIES
Net income (loss)                                                $(26,566)        $191,718         $268,867
Adjustments to reconcile net income (loss) to net cash
   provided by (used in) operating activities:
     Depreciation and amortization                                  6,826            3,688            1,672
     Changes in operating assets and liabilities:
       Accounts receivable                                        106,146          106,146
       Bank overdraft                                              11,120                           (11,120)
       Medical claims payable                                     (66,826)         (51,917)         190,877
       Due to related parties                                     (37,736)           2,502           (6,158)
                                                              ---------------------------------------------
Net cash provided by (used in) operating activities                (7,036)         252,137          444,138

INVESTING ACTIVITIES
Purchases of property and equipment                                (6,613)              --           (2,374)
                                                              ---------------------------------------------
Net cash used in investing activities                              (6,613)              --           (2,374)

Increase (decrease) in cash                                       (13,649)         252,137          441,764
Cash at beginning of period                                        13,649           13,649               --
                                                              ---------------------------------------------
Cash at end of period                                            $     --         $265,786         $441,764
                                                              =============================================




See accompanying notes.

                          Managed Health Service, Inc.

                         Notes to Financial Statements

                               December 31, 1996


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Managed Health Service, Inc. (the Company), a Florida corporation, is a managed care organization which contracts with third-party health benefits payors in the Tampa, Florida area to provide eye care services through a network of associated optometry and ophthalmology practices and ambulatory surgical centers. The managed care contracts are for one year terms which automatically renew and the contracts are terminable by either party on sixty days notice. Revenues from one payor (Note 3) constituted approximately 70%, 75% and 40% of managed care revenues for the year ended December 31, 1996 and the eight-month periods ended August 31, 1996 and 1997 (unaudited), respectively.

UNAUDITED INTERIM FINANCIAL STATEMENTS

The interim financial statements as of August 31, 1997 and for the eight-month periods ended August 31, 1996 and 1997 do not provide all disclosures included in the annual financial statements. These interim statements should be read in conjunction with the annual audited financial statements and the footnotes thereto. Results for the 1997 interim period are not necessarily indicative of the results for the year ending December 31, 1997. However, the accompanying interim financial statements reflect all adjustments which are, in the opinion of management, of a normal and recurring nature necessary for a fair presentation of the financial position and results of operations of the Company.

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost. Depreciation is computed using the straight-line method, with the assets' useful lives estimated at three to five years. Routine maintenance and repairs are charged to expense as incurred, while costs of betterments and renewals are capitalized.

                          Managed Health Service, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

MANAGED CARE REVENUES

Managed care revenues are derived from monthly capitation payments from health benefits payors which contract with the Company for the delivery of eye care services. The Company records this revenue on the accrual basis at contractually agreed-upon rates.

INCOME TAXES

Effective January 1, 1996, the Company has elected to have its income taxed as an S corporation for income tax purposes. As a result, in lieu of corporate income tax, the Company's taxable income is passed through to the stockholders of the Company and taxed at the individual level. Accordingly, no provision or liability for income tax has been reflected in the financial statements.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

MANAGEMENT FEES TO A RELATED PARTY

Management fees to a related party were incurred through contractual arrangements between the Company and an ophthalmology practice under common control.

MEDICAL CLAIMS PAYABLE

In accordance with the capitation contracts entered into with certain health benefits payors, the Company is responsible for payment of providers' claims. Medical claims payable represent provider claims reported to the Company and an estimate of provider claims incurred but not reported (IBNR).

The Company estimates the amount of IBNR using methodologies based upon the average interval between the date services are rendered and the date claims are reported and other factors considered relevant by the Company.

                         Managed Health Service, Inc.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Certain medical claims were paid to an ophthalmology practice under common control. The expense related to these transactions totaled approximately $148,000, $72,000 and $87,000 for the year ended December 31, 1996 and the eight-month periods ended August 31, 1996 and 1997 (unaudited), respectively.

2. PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 1996:

       Computer equipment and software                               $18,312
       Less accumulated depreciation and amortization                 (7,439)
                                                                     -------
                                                                     $10,873
                                                                     =======

3. SUBSEQUENT EVENTS

On September 17, 1997, substantially all assets and liabilities of the Company were acquired by Vision Twenty-One, Inc. (Vision) in exchange for $435,000 in cash and contingent consideration of 76,622 shares of Vision common stock and $395,000 in cash if certain post-acquisition performance targets are met. In connection therewith, the Company entered into a 40-year service agreement with Vision, whereby Vision will provide substantially all nonmedical services to the Company.

The financial statements of the Company have been prepared as supplemental information about the association to which Vision will provide management services following consummation of the acquisition. The Company previously operated as a separate independent association. The historical financial position, results of operations and cash flows do not reflect any adjustments relating to the acquisition.

A managed care contract with a third-party health benefits payor was terminated effective January 1, 1998 (Note 1).


                                                                                          Page

        FINANCIAL STATEMENTS OF RETINA ASSOCIATES, SOUTHWEST, P.C. AND
                             DGL PROPERTIES, INC.

Report of Independent Certified Public Accountants ....................................
Combined Balance Sheet as of July 31, 1997 ............................................
Combined Statement of Operations for the Year Ended July 31, 1997 .....................
Combined Statement of Stockholders' Equity for the Year Ended July 31, 1997 ...........
Combined Statement of Cash Flows for the Year Ended July 31, 1997 .....................
Notes to Combined Financial Statements ................................................

               Report of Independent Certified Public Accountants

Board of Directors
Retina Associates, Southwest, P.C. and
DGL Properties, Inc.

We have audited the accompanying combined balance sheet of Retina Associates, Southwest, P.C. and DGL Properties, Inc. (collectively referred to as the Company), as of July 31, 1997, and the related combined statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position at July 31, 1997 of Retina Associates, Southwest, P.C. and DGL Properties, Inc. and the combined results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.




Tampa, Florida
October 31, 1997

          Retina Associates, Southwest, P.C. and DGL Properties, Inc.

                             Combined Balance Sheet

                                 July 31, 1997


ASSETS
Current assets:
 Cash and cash equivalents                                                      $  18,806
 Patient accounts receivable, net of allowance for uncollectible
  accounts of approximately $163,000                                              303,774
 Prepaid expenses                                                                  13,710
                                                                                ---------
Total current assets                                                              336,290

Property, equipment and improvements, net                                         107,289
Deposits and other assets                                                          22,489
                                                                                ---------
Total assets                                                                    $ 466,068
                                                                                =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                                               $  18,864
 Accrued compensation                                                              13,949
 Accrued pension contribution                                                       7,310
 Deferred rent                                                                     20,929
 Deferred tax liability                                                           111,286
                                                                                ---------
Total current liabilities                                                         172,338

Deferred tax liability                                                                654

Stockholders' equity:
 Common stock, $1 par value: 2,000,000 shares authorized,
  17,250 shares issued and outstanding                                             17,250
 Retained earnings                                                                275,826
                                                                                ---------
Total stockholders' equity                                                        293,076
                                                                                ---------
Total liabilities and stockholders' equity                                      $ 466,068
                                                                                =========




See accompanying notes.

          Retina Associates, Southwest, P.C. and DGL Properties, Inc.

                        Combined Statement of Operations

                            Year ended July 31, 1997



Revenues:
 Net patient service revenues                                      $   2,980,662
 Other income                                                             53,444
                                                                   -------------
Total revenues                                                         3,034,106

Expenses:
 Compensation to physician stockholders                                1,731,361
 Salaries, wages and benefits                                            563,052
 General and administrative                                              193,312
 Building rent                                                           169,218
 Professional fees                                                       159,742
 Insurance                                                                58,579
 Medical supplies                                                         17,267
 Advertising                                                              14,261
 Depreciation and amortization                                            32,766
                                                                   -------------
Total expenses                                                         2,939,558
                                                                   -------------
Income before income taxes                                                94,548

Income tax benefit                                                        13,091
                                                                   -------------
Net income                                                         $     107,639
                                                                   =============






See accompanying notes.

          Retina Associates, Southwest, P.C. and DGL Properties, Inc.

                   Combined Statement of Stockholders' Equity




                                                        COMMON STOCK                                   TOTAL
                                            -------------------------------------   RETAINED       STOCKHOLDERS'
                                                  NUMBER            AMOUNT          EARNINGS           EQUITY
                                            ------------------------------------------------------------------------
Balance, August 1, 1996                             17,250          $ 17,250        $ 327,787       $ 345,037
 Net income                                              -                 -          107,639         107,639
 Distributions to stockholders                           -                 -         (159,600)       (159,600)
                                            ------------------------------------------------------------------------
Balance, July 31, 1997                              17,250          $ 17,250        $ 275,826       $ 293,076
                                            ========================================================================





See accompanying notes.

          Retina Associates, Southwest, P.C. and DGL Properties, Inc.

                        Combined Statement of Cash Flows

                            Year ended July 31, 1997

OPERATING ACTIVITIES
Net income                                                                      $ 107,639
Adjustments to reconcile net income to net cash provided by
 operating activities:
  Depreciation and amortization                                                    32,766
  Amortization of deferred rent                                                   (23,952)
  Income tax benefit                                                              (13,091)
  Changes in operating assets and liabilities:
   Patient accounts receivable, net                                                54,148
   Prepaid expenses                                                                (2,208)
   Accounts payable                                                                10,993
   Accrued compensation                                                            (7,016)
   Accrued pension contribution                                                     7,032
                                                                                ---------
Net cash provided by operating activities                                         166,311

INVESTING ACTIVITIES
Purchases of property and equipment                                               (14,735)
Decrease in deposits and other assets                                               7,212
                                                                                ---------
Net cash used in investing activities                                              (7,523)

FINANCING ACTIVITIES
Distributions to stockholders                                                    (159,600)
                                                                                ---------
Net cash used in financing activities                                            (159,600)

Decrease in cash and cash equivalents                                                (812)
Cash and cash equivalents at beginning of year                                     19,618
                                                                                ---------
Cash and cash equivalents at end of year                                        $  18,806
                                                                                =========





See accompanying notes.

          Retina Associates, Southwest, P.C. and DGL Properties, Inc.

                     Notes to Combined Financial Statements

                                 July 31, 1997


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Retina Associates, Southwest, P.C. (RAS), an Arizona corporation, operates a professional medical practice, specializing in general ophthalmology and surgery. DGL Properties, Inc. (DGL), an Arizona corporation with common ownership, invests in commercial property. Both corporations operate in Tucson, Arizona, and surrounding communities in Pima County, and are hereinafter collectively referred to as the Company. All significant intercompany transactions have been eliminated.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

PROPERTY, EQUIPMENT AND IMPROVEMENTS

Property, equipment and improvements are carried at cost. Depreciation is computed using the straight-line method, with the assets' useful lives estimated at five to fifteen years. Routine maintenance and repairs are charged to expense as incurred, while costs of betterments and renewals are capitalized.

ADVERTISING COSTS

The Company expenses advertising costs as incurred.

NET PATIENT SERVICE REVENUES

Net patient service revenues are based on established billing rates, less allowances for contractual adjustments for patients covered by Medicare, the Arizona Health Care Cost Containment System (AHCCS) and various other discount arrangements. Payments received under these programs and arrangements, which are based on predetermined rates, are generally less than the Company's established billing rates and the differences are recorded as contractual adjustments at the time the related service is rendered.

          Retina Associates, Southwest, P.C. and DGL Properties, Inc.

                                 July 31, 1997


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

For the year ended July 31, 1997, approximately 33% of the Company's net patient service revenues were derived from the Medicare and AHCCS programs. The Company does not believe that there are any credit risks associated with receivables due from governmental agencies. Concentration of credit risk from other payors is limited by the number of patients and payors. The Company does not require any form of collateral from its patients or third-party payors.

Laws and regulations governing the Medicare and AHCCS programs are complex and subject to interpretation. The Company believes that it is in compliance with all applicable laws and regulations and is not aware of any pending or threatened investigations involving allegations of potential wrongdoing. While no such regulatory inquires have been made, compliance with such laws and regulations can be subject to future government review and interpretation as well as significant regulatory action including fines, penalties and exclusion from the Medicare and AHCCS programs.

INCOME TAXES

Income taxes for RAS have been provided using the liability method in accordance with Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

DGL is taxed under the provisions of Subchapter S of the Internal Revenue Code, which generally provides that in lieu of corporate taxes, the stockholders shall be taxed on DGL's taxable income in accordance with their ownership interests. As a result, the accompanying combined financial statements include no provision for income taxes for DGL.

USE OF ESTIMATES

The preparation of combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying footnotes. Actual results could differ from those estimates.

          Retina Associates, Southwest, P.C. and DGL Properties, Inc.

2. PROPERTY, EQUIPMENT AND IMPROVEMENTS

Property, equipment and improvements consist of the following at July 31, 1997:

      Medical equipment                                       $ 482,771
      Office furniture and equipment                            365,039
      Leasehold improvements                                     18,019
      Computer software                                          21,480
                                                              ---------
                                                                887,309
                                                               (780,020)
      Less accumulated depreciation and amortization          ---------
                                                              $ 107,289
                                                              =========



3. LEASE COMMITMENTS

Future minimum lease commitments under noncancelable operating leases (with an initial or remaining term in excess of one year) at July 31, 1997 are as follows:

         Year ending July 31:
         1998                                                 $ 174,654
         1999                                                   160,720
         2000                                                   156,682
         2001                                                   162,952
         2002                                                   169,474
         Thereafter                                              28,428
                                                              ---------
         Total minimum lease payments                         $ 852,910
                                                              =========

4. INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

          Retina Associates, Southwest, P.C. and DGL Properties, Inc.

4. INCOME TAXES (CONTINUED)

Significant components of RAS's deferred tax assets and liabilities are as follows on July 31, 1997:

         DEFERRED TAX ASSETS
         Noncurrent:
            Deferred rent                                   $   8,549
            NOL carryforward                                    2,453
            Other                                                 250
                                                            ---------
         Total deferred tax assets                             11,252

         DEFERRED TAX LIABILITIES
         Current:
            Accrual to cash                                   111,286
         Noncurrent:
            Depreciation                                       11,906
                                                            ---------
         Total deferred tax liabilities                       123,192
                                                            ---------
         Net deferred tax liability                         $(111,940)
                                                            =========

Components of the income tax benefit consist of the following for the year ended July 31, 1997:

         Current:
            Federal                                         $       -
            State                                                   -
         Deferred:
            Federal                                           (10,206)
            State                                              (2,885)
                                                            ---------
                                                            $ (13,091)
                                                            =========

Income taxes are different from the amount computed by applying the United States statutory rate to income before income taxes for the following reasons for the year ended July 31, 1997:

         Income taxes at the statutory rate                 $ 32,146
         Permanent differences                                 2,767
         S-corporation income                                (45,809)
         State taxes, net of federal benefit                  (1,903)
         Personal service corporation status                    (292)
                                                            --------
                                                            $(13,091)
                                                            ========

          Retina Associates, Southwest, P.C. and DGL Properties, Inc.

4. INCOME TAXES (CONTINUED)

SFAS 109 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all the evidence, both positive and negative, management has determined that no valuation allowance at July 31, 1997 is necessary to reduce the deferred tax assets to the amount that will, more likely than not, be realized. At July 31, 1997, RAS has available net operating loss carryforwards of $5,383, which expire in the year 2010.

5. MALPRACTICE INSURANCE

The Company carries claims-made medical malpractice insurance for each of its physicians. This insurance provides coverage of $2,000,000 per incident, with a $4,000,000 aggregate annual limit. In addition, the Company has an umbrella policy which provides coverage of $5,000,000 per claim, with a $5,000,000 annual limit. Management is not aware of any reported claims pending against the Company. Losses resulting from unreported claims cannot be estimated by management and, therefore, are not included in the accompanying financial statements.

6. RETIREMENT PLAN

The Company maintains a profit sharing plan under Section 401(k) of the Internal Revenue Code. The plan allows employees with one year of service to defer up to ten percent of their compensation with a matching Company contribution equal to twenty-five percent of the employees eligible contributions as defined in the plan document. The Company may also elect to contribute a discretionary amount on behalf of all eligible employees. Total Company expense related to the plan was approximately $93,500 for the year ended July 31, 1997.

7. COMMITMENTS

The Company has an employment agreement with a physician-stockholder which provides for, among other things, base pay and various insurance coverages. Additionally, the Company has a deferred compensation agreement with a physician-stockholder which provides for compensation in the event of voluntary or involuntary termination. DGL has a stockholder's agreement which requires the Company to purchase any shares of the Company's stock held by deceased stockholders from their estate at a purchase price based upon the value of such stock as set at the last regular meeting of the stockholders prior to the death of the stockholder.

          Retina Associates, Southwest, P.C. and DGL Properties, Inc.

8. SUBSEQUENT EVENT

On September 15, 1997, substantially all assets and liabilities of the Company were acquired by Vision Twenty-One, Inc. (Vision) in exchange for approximately 219,000 shares of Vision common stock and cash of $1,800,000. In connection therewith, the Company entered into a 40-year service agreement with Vision, whereby Vision will provide substantially all nonmedical services to the Company.

The combined financial statements of the Company have been prepared as supplemental information about the association to which Vision will provide management services following consummation of the acquisition. The Company previously operated as a separate independent association. The historical financial position, results of operations and cash flows do not reflect any adjustments relating to the acquisition.

          (b)       Pro Forma Financial Information


     The pro forma financial information required pursuant to Article 11 of Regulation S-X previously omitted from the Company's Form 8-K filed on September 30, 1997 is incorporated by reference from the Company's Unaudited Pro Forma Consolidated Financial Information set forth in its 424(b)4 Prospectus filed on November 20, 1997. A copy of the Unaudited Pro Forma Consolidated Financial Information is attached hereto as Exhibit 99.2. The financial statement information of Retina Associates, Southwest, P.C. and DGL Properties, Inc. and Managed Health Service, Inc. presented in this Form 8/KA, is included in such Unaudited Pro Forma Consolidated Financial Information in the column designated as the "1997 Acquisitions."

          (c)       Exhibits.

     The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

                                   SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              VISION TWENTY-ONE, INC.

                                              By:/s/ Richard T. Welch
                                                 ------------------------------
                                                        Richard T. Welch
                                              Its:      Chief Financial Officer


Dated:  December 1, 1997

                               INDEX TO EXHIBITS



EXHIBIT
NUMBER     EXHIBIT

23         Consent of Ernst & Young LLP

99.1       Copy of Press Release of the Company

99.2 Unaudited Pro Forma Consolidated Financial Information from the Company's Form S-1 Registration Statement No. 333-39031 (424(b)4 Prospectus)

---------------------